American Express(R)
Variable Portfolio Funds


AXP(SM) Variable Portfolio -
New Dimensions Fund(R)



2000 SEMIANNUAL REPORT



AMERICAN
  EXPRESS


Managed by IDS Life Insurance Company

CONTENTS
From the Chairman                                          3
From the Portfolio Manager                                 4
The 10 Largest Holdings                                    5
Financial Statements                                       6
Notes to Financial Statements                              9
Investments in Securities                                 14

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment adviser who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. This semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

Sincerely,

Arne H. Carlson

(picture of) Gordon M. Fines
Gordon Fines
Portfolio Manager

From the Portfolio Manager
A mid-period surge by the stock market set the stage for a strong gain by the Fund during the first half of the fiscal year. For the six months -- September 1999 through February 2000 -- the total return was 22.87%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, the variable annuity or the life insurance contracts.)

The stock market was in a mild slump at the outset of the period, as concerns about higher interest rates, potentially higher inflation and the possible impact of the Y2K computer bug weighed on investors' minds. But by mid-October, the situation quickly turned positive. Buoyed by fresh reports of still-tame inflation, generally healthy corporate profits and increasing excitement about the burgeoning Internet, stocks began moving forward.

Within weeks, the advance turned into a remarkable rally that kept gathering momentum through December and into the first few days of the new year.
Illustrating the strength of the surge, the Fund gained more than 10% in December alone. The Fund gave back some of its gain in January, as inflation worries resurfaced and sent stocks into retreat. But, thanks to the resilience of technology-related growth stocks, the Fund rebounded nicely in February.

Clearly driving the Fund's performance during the six months were technology and telecommunications stocks, which made up nearly half of the portfolio at times. The main areas of investment were semiconductors, software, networking and wireless communications, with IBM, Cisco systems, Microsoft and JDS Uniphase among the largest and most productive holdings. Among other sectors, retailing also made a good contribution.

I made only minor changes to the portfolio during the period. Late in 1999, I reduced the technology exposure somewhat, given the rapid and substantial run-up in stock prices in that sector. Concurrently, I added a small amount of commodity-related stocks, specifically in the paper and chemical areas, which I believe could benefit from the ongoing strength of the economy.

As the second half of the fiscal year begins, it's clear that investors are keeping a close eye on inflation and the Federal Reserve Board. Should the Fed decide in the months ahead to raise short-term interest rates substantially to keep inflation at bay, I think stocks will find it difficult to maintain a sustained advance. Still, assuming the economy and corporate profits remain healthy, I think the longer-term outlook for the market and the Fund continues to be positive.

Gordon M. Fines

The 10 Largest Holdings

                                                                  Percent                               Value
                                                              (of net assets)                   (as of Feb. 29, 2000)

 JDS Uniphase                                                       6.73%                           $321,985,999

 Cisco Systems                                                      6.57                             314,315,437

 Texas Instruments                                                  4.09                             195,570,900

 General Electric                                                   3.38                             161,704,968

 Wal-Mart Stores                                                    3.02                             144,519,105

 Intel                                                              2.70                             129,012,100

 Exxon Mobil                                                        2.56                             122,638,724

 Motorola                                                           2.44                             116,639,049

 Microsoft                                                          2.44                             116,607,562

 EMC                                                                2.43                             116,453,399


For further detail about these  holdings,  please refer to the section  entitled
"Investments in Securities."

(icon of) piechart


The 10 holdings listed here  make up 36.36% of net assets

Financial Statements

Statement of assets and liabilities
AXP VP - New Dimensions Fund

Feb. 29, 2000 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $3,039,800,813)                                                                    $4,798,771,329
Receivable for investment securities sold                                                                  12,717,598
Dividends and accrued interest receivable                                                                   2,265,134
U.S. government securities held as collateral (Note 4)                                                     21,491,404
                                                    -                                                      ----------
Total assets                                                                                            4,835,245,465
                                                                                                        -------------

 Liabilities
Disbursements in excess of cash on demand deposit                                                               5,404
Dividends payable to shareholders (Note 1)                                                                  1,259,831
Payable for investment securities purchased                                                                24,729,310
Accrued investment management services fee                                                                  2,249,654
Accrued distribution fee                                                                                      465,458
Accrued administrative services fee                                                                           154,099

Payable upon return of securities loaned (Note 4)21,491,404
Other accrued expenses                                                                                         62,977
                                                                                                               ------
Total liabilities                                                                                          50,418,137
                                                                                                           ----------
Net assets applicable to outstanding capital stock                                                     $4,784,827,328
                                                                                                       ==============

 Represented by
Capital stock-- $.01 par value (Note 1)                                                                    $2,084,011
Additional paid-in capital                                                                              2,956,321,100
Undistributed net investment income                                                                            42,095
Accumulated net realized gain (loss)                                                                       67,409,606
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                                       1,758,970,516
                                                                                                        -------------
Total-- representing net assets applicable to outstanding capital stock                                $4,784,827,328
                                                                                                       ==============
Shares outstanding                                                                                        208,401,134
                                                                                                          -----------
Net asset value per share of outstanding capital stock                                                 $        22.96
                                                                                                       --------------

See accompanying notes to financial statements.

Statement of operations
AXP VP - New Dimensions Fund

Six months ended Feb. 29, 2000 (Unaudited)
Investment income

Income:
Dividends                                                                                                $  11,727,114
Interest                                                                                                     9,386,064
                                                                                                             ---------
Total income                                                                                                21,113,178
                                                                                                            ----------
Expenses (Note 2):
Investment management services fee                                                                          12,522,053
Distribution fees                                                                                            2,332,907
Administrative services fees and expenses                                                                      898,134
Custodian fees                                                                                                 149,863
Compensation of board members                                                                                    8,834
Printing and postage                                                                                            15,727
Audit fees                                                                                                      11,000
Other                                                                                                            2,429
                                                                                                                 -----
Total expenses                                                                                              15,940,947
                                                                                                            ----------
Earnings credits on cash balances (Note 2)                                                                         (23)
                                        -                                                                          ---
Total net expenses                                                                                          15,940,924
Investment income (loss) -- net                                                                              5,172,254
                                                                                                             ---------

 Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions (Note 3)                                                                           69,017,579
   Foreign currency transactions                                                                               (42,102)
                                                                                                               -------
Net realized gain (loss) on investments                                                                     68,975,477
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                      775,849,598
                                                                                                           -----------
Net gain (loss) on investments and foreign currencies                                                      844,825,075
                                                                                                           -----------
Net increase (decrease) in net assets resulting from operations                                           $849,997,329
                                                                                                          ============

See accompanying notes to financial statements.

Statements  of  changes in net assets
AXP VP - New Dimensions Fund
                                                                                        Feb. 29, 2000        Aug. 31, 1999
                                                                                      Six months ended         Year ended
                                                                                         (Unaudited)

 Operations and distributions
Investment income (loss)-- net                                                      $      5,172,254     $      9,929,837
Net realized gain (loss) on investments                                                   68,975,477           32,818,556
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    775,849,598          838,085,236
                                                                                         -----------          -----------
Net increase (decrease) in net assets resulting from operations                          849,997,329          880,833,629
                                                                                         -----------          -----------
Distributions to shareholders from:
   Net investment income                                                                  (5,130,152)          (9,929,837)
   Net realized gain                                                                     (34,324,741)          (2,459,211)
                                                                                         -----------           ----------
Total distributions                                                                      (39,454,893)         (12,389,048)
                                                                                         -----------          -----------

 Capital share transactions (Note 5)
Proceeds from sales                                                                      442,094,439          744,395,091
Reinvestment of distributions at net asset value                                          38,195,062           12,389,048
Payments for redemptions                                                                 (44,229,255)         (46,528,713)
                                                                                         -----------          -----------
Increase (decrease) in net assets from capital share transactions                        436,060,246          710,255,426
                                                                                         -----------          -----------
Total increase (decrease) in net assets                                                1,246,602,682        1,578,700,007
Net assets at beginning of period                                                      3,538,224,646        1,959,524,639
Net assets at end of period                                                           $4,784,827,328       $3,538,224,646
                                                                                      ==============       ==============
Undistributed (excess of distributions over) net investment income                    $       42,095       $           (7)

See accompanying notes to financial statements.

Notes to Financial Statements

American Express Variable Portfolio Funds
AXP VP - New Dimensions Fund
(Unaudited as to Feb. 29, 2000)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock.

The Fund invests primarily in common stocks showing potential for significant growth.

Shares of the Fund are sold through the purchase of a variable annuity contract or life insurance policy.

The Fund's significant accounting policies are summarized as follows:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the Variable Accounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Fund.

Dividends
As of Feb. 29, 2000, a dividend declared for the Fund payable March 1, 2000 was $0.006 per share.

Distributions to the Variable Accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, when available, are declared and paid quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES
The Fund has an Investment Management agreement with IDS Life for managing investments, record keeping and other services that are based solely on the assets of the Fund. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.63% to 0.57% annually. IDSLife, in turn, pays to American Express Financial Corporation (AEFC) a fee of 0.25% of the Fund's average daily net assets for the year. In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, the Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with the Fund's operations. The Fund also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.050% to 0.030% annually.

A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Effective Sept. 21, 1999, the Fund has an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.125% of the Fund's average dailynet assets.

During the six months ended Feb. 29, 2000, the Fund's custodian fees were reduced by $23 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $841,881,623 and $431,446,502, respectively, for the six months ended Feb. 29, 2000.

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with IDS Life were $26,658 for the six months ended Feb. 29, 2000.

4. LENDING OF PORTFOLIO SECURITIES
As of Feb. 29, 2000 securities valued at $20,709,633 were on loan to brokers. For collateral the Fund received U.S. government securities valued at $21,491,404. Income from securities lending amounted to $13,502 for the six months ended Feb. 29, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                               Six months ended Feb. 29, 2000
Sold                                                       21,120,989
Issued for reinvested distributions                         1,854,426
Redeemed                                                   (2,096,056)
                                                           ----------
Net increase (decrease)                                    20,879,359

                                                     Year ended Aug. 31, 1999
Sold                                                       42,053,242
Issued for reinvested distributions                           669,065
Redeemed                                                   (2,661,999)
                                                           ----------
Net increase (decrease)                                    40,060,308

6. FINANCIAL HIGHLIGHTS
The table below shows certain important financial information for evaluating the Fund's results.

Fiscal period ended Aug. 31,
Per share income and capital changesa

                                                 2000b          1999             1998              1997              1996c

Net asset value, beginning of period             $18.87        $13.29           $12.95             $9.94            $10.00

Income from investment operations:

Net investment income (loss)                        .03           .06              .08               .10               .03

Net gains (losses) (both realized and unrealized)  4.26          5.60              .34              3.01              (.06)

Total from investment operations                   4.29          5.66              .42              3.11              (.03)

Less distributions:

Dividends from net investment income               (.03)         (.06)            (.08)             (.10)             (.03)

Distributions from realized gains                  (.17)         (.02)              --                --                --

Total distributions                                (.20)         (.08)            (.08)             (.10)             (.03)

Net asset value, end of period                   $22.96        $18.87           $13.29            $12.95             $9.94

Ratios/supplemental data

Net assets, end of period (in millions)          $4,785        $3,538           $1,960            $1,307              $171

Ratio of expenses to average daily net assetsd     .77%e         .68%             .69%              .72%             1.04%e

Ratio of net investment income (loss)
to average daily net assets                        .25%e         .34%             .59%             1.04%             1.69%e

Portfolio turnover rate
(excluding short-term securities)                   11%           27%              34%               29%                4%

Total returnf                                    22.87%        42.61%            3.19%            31.40%             (.22%)

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Feb. 29, 2000 (Unaudited).
c Inception date was May 1, 1996.
d For the period ended Feb. 29, 2000,  expense ratio is based on total  expenses of the Fund before reduction of earnings credits on cash balances.
e Adjusted to an annual basis.
f Total  return  does  not  reflect payment  of  the  expenses   that apply to
  the variable accounts or any annuity  charges.

Investments in Securities

AXP VP - New Dimensions Fund
Feb. 29, 2000 (Unaudited)

(Percentages represent value of investments compared to net assets)


 Common stocks (93.9%)

Issuer                                                                           Shares                        Value(a)
Aerospace & defense (0.8%)
Honeywell Intl                                                                   506,000                      $24,351,250
United Technologies                                                              236,000                       12,021,250
Total                                                                                                          36,372,500

Airlines (1.1%)
AMR                                                                              326,300(b)                    17,253,113
Southwest Airlines                                                             1,956,250                       36,068,359
Total                                                                                                          53,321,472

Banks and savings & loans (2.1%)
State Street                                                                     537,200                       39,148,450
Wells Fargo                                                                    1,875,600                       62,012,025
Total                                                                                                         101,160,475

Beverages & tobacco (0.3%)
Coca-Cola                                                                        326,200                       15,800,313

Communications equipment & services (5.9%)
Lucent Technologies                                                            1,101,800                       65,557,100
Motorola                                                                         684,100                      116,639,049
Nokia ADR Cl A                                                                   244,200(c)                    48,427,913
Nortel Networks                                                                  162,800(c)                    18,152,200
Tellabs                                                                          681,600(b)                    32,716,800
Total                                                                                                         281,493,062

Computers & office equipment (21.3%)
America Online                                                                 1,096,100(b)                    64,669,900
Automatic Data Processing                                                        521,400                       22,713,488
BMC Software                                                                     456,926(b)                    21,018,596
Cisco Systems                                                                  2,377,800(b)                   314,315,437
EMC                                                                              978,600(b)                   116,453,399
EQUANT                                                                           145,000(b,c)                  16,416,129
Hewlett-Packard                                                                  293,100                       39,421,950
Intl Business Machines                                                           815,500                       83,181,000
Microsoft                                                                      1,304,700(b)                   116,607,562
Novell                                                                         1,309,700(b)                    43,301,956
Oracle                                                                           570,000(b)                    42,322,500
Solectron                                                                      1,106,100(b)                    72,449,550
Sun Microsystems                                                                 325,800(b)                    31,032,450
Yahoo!                                                                           228,200(b)                    36,440,688
Total                                                                                                       1,020,344,605

Electronics (18.6%)
Agilent Technologies                                                             195,200(b)                    20,239,800
Applied Materials                                                                326,200(b)                    59,674,213
Corning                                                                          603,400                      113,439,200
Intel                                                                          1,141,700                      129,012,100
JDS Uniphase                                                                   1,220,800(b)                   321,985,999
Teradyne                                                                         602,100(b)                    52,382,700
Texas Instruments                                                              1,174,600                      195,570,900
Total                                                                                                         892,304,912

Energy (3.0%)
Chevron                                                                          309,400                       23,108,313
Exxon Mobil                                                                    1,628,398                      122,638,724
Total                                                                                                         145,747,037

Energy equipment & services (0.5%)
Halliburton                                                                      586,200                       22,385,513

Financial services (5.2%)
Citigroup                                                                      1,891,850                       97,784,996
Kansas City Southern Inds                                                        360,600                       28,397,250
MBNA                                                                           1,668,350                       37,954,963
Morgan Stanley, Dean Witter, Discover & Co                                     1,174,580                       82,734,479
Schwab (Charles)                                                                  60,600                        2,533,838
Total                                                                                                         249,405,526

Health care (4.9%)
Bristol-Myers Squibb                                                           1,220,300                       69,328,293
Guidant                                                                          102,200(b)                     6,885,725
Medtronic                                                                      1,174,700                       56,899,531
Pfizer                                                                         1,082,100                       34,762,463
Schering-Plough                                                                  721,700                       25,169,288
Warner-Lambert                                                                   481,600                       41,206,900
Total                                                                                                         234,252,200

Health care services (0.8%)
Cardinal Health                                                                  913,450                       37,679,813

Household products (0.8%)
Colgate-Palmolive                                                                715,700                       37,350,594

Industrial equipment & services (0.4%)
Illinois Tool Works                                                              390,800                       20,199,475

Insurance (1.1%)
American Intl Group                                                              619,940                       54,825,944

Leisure time & entertainment (1.8%)
Time Warner                                                                      985,400                       84,251,700

Media (4.9%)
CBS                                                                            1,628,240(b)                    96,982,045
Clear Channel Communications                                                     326,200(b)                    21,733,075
Comcast Special Cl A                                                           1,008,900                       42,878,250
Gannett                                                                        1,125,086                       73,341,544
Total                                                                                                         234,934,914

Multi-industry conglomerates (4.4%)
General Electric                                                               1,223,300                      161,704,968
Tyco Intl                                                                      1,327,544(c)                    50,363,701
Total                                                                        212,068,669

Paper & packaging (0.4%)
Intl Paper                                                                       521,200                       19,186,675

Restaurants & lodging (0.6%)
Marriott Intl Cl A                                                               962,700                       26,534,419

Retail (8.7%)
Costco Wholesale                                                               1,465,500(b)                    72,725,438
Home Depot                                                                     1,467,950                       84,865,859
Safeway                                                                        1,446,300(b)                    55,772,944
Target                                                                         1,011,300                       59,666,700
Wal-Mart Stores                                                                2,968,300                      144,519,105
Total                                                                        417,550,046

Utilities -- gas (1.9%)
El Paso Energy                                                                   912,000                       33,801,000
Enron                                                                            813,700                       56,145,300
Total                                                                                                          89,946,300

Utilities -- telephone (4.3%)
AT&T                                                                             408,300                       20,185,331
Bell Atlantic                                                                    424,200                       20,759,288
BellSouth                                                                        540,000                       22,005,000
Global Crossing                                                                  150,000(b,c)                   6,993,750
Level 3 Communications                                                           100,000(b)                    11,387,500
MCI WorldCom                                                                   1,467,900(b)                    65,505,037
U S WEST Communications Group                                                    378,600                       27,495,825
Vodafone AirTouch ADR                                                            546,550(c,e)                  31,529,103
Total                                                                                                         205,860,834
Total common stocks
(Cost: $2,733,922,453)
                                                                                                           $4,492,976,998
Short-term securities (6.4%)
Issuer                                               Annualized                  Amount                         Value(a)
                                                    yield on date              payable at
                                                     of purchase                maturity

U.S. government agencies (3.6%)
Federal Home Loan Bank Disc Nts
   03-08-00                                             5.62%                 $4,000,000                       $3,994,871
   03-08-00                                             5.70                  10,500,000                       10,486,536
   04-12-00                                             5.74                  29,800,000                       29,589,280
Federal Home Loan Mtge Corp Disc Nts
   03-09-00                                             5.62                  10,000,000                        9,985,338
   03-09-00                                             5.70                   2,400,000                        2,396,481
   03-14-00                                             5.60                  14,700,000                       14,668,043
   03-21-00                                             5.64                  21,300,000                       21,230,171
   04-27-00                                             5.85                  23,900,000                       23,667,527
Federal Natl Mtge Assn Disc Nts
   03-02-00                                             5.61                  14,000,000                       13,995,454
   03-23-00                                             5.70                  30,000,000                       29,886,620
   04-03-00                                             5.76                  10,600,000                       10,542,685
Total                                                                        170,443,006

Commercial paper (2.8%)
ANZ (Delaware)
   03-15-00                                             5.98                   3,500,000                        3,491,571
AT&T
   03-17-00                                             5.77                   9,700,000                        9,672,656
Bayer
   04-11-00                                             5.86                  11,600,000(d)                    11,519,882
BBV Finance (Delaware)
   03-17-00                                             5.79                   4,600,000                        4,587,466
   04-28-00                                             5.92                  17,600,000                       17,423,046
CAFCO
   03-28-00                                             5.83                  12,000,000(d)                    11,945,866
Corporate Receivables
   04-26-00                                             5.95                   5,900,000(d)                     5,844,511
CXC
   04-24-00                                             5.96                   3,000,000(d)                     2,972,821
DaimlerChrysler North America
   04-17-00                                             5.90                  11,400,000                       11,311,080
Delaware Funding
   03-15-00                                             5.76                   3,500,000(d)                     3,491,614
   04-27-00                                             5.95                   2,700,000(d)                     2,673,737
Deutsche Bank Financial
   03-08-00                                             5.79                   2,900,000                        2,896,275
Falcon Asset
   03-27-00                                             5.80                   6,300,000(d)                     6,272,736
Ford Motor Credit
   03-28-00                                             5.78                   5,900,000                        5,873,614
General Electric Capital
   03-01-00                                             5.88                  10,400,000                       10,398,301
GMAC
   03-30-00                                             5.79                   5,300,000                        5,274,560
SBC Communications
   03-02-00                                             5.77                   3,100,000(d)                     3,099,006
Sheffield Receivables
   03-22-00                                             5.82                   5,500,000(d)                     5,480,505
   04-14-00                                             5.89                   4,000,000(d)                     3,970,750
Toyota Motor Credit
   04-12-00                                             5.86                   4,300,000(d)                     4,270,107
Variable Funding
   04-07-00                                             5.89                   2,900,000(d)                     2,881,221
Total                                                                                                         135,351,325
Total short-term securities
(Cost: $305,878,360)                                                                                         $305,794,331

Total investments in securities
(Cost: $3,039,800,813)(f)                                                                                  $4,798,771,329


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2000, the value of foreign securities represented 3.59% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 4 to the financial statements.

(f) At Feb. 29, 2000, the cost of securities for federal income tax purposes was approximately $3,039,800,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                        $1,832,602,000
Unrealized depreciation                                           (73,631,000)
                                                                  -----------
Net unrealized appreciation                                    $1,758,971,000

American
 Express
Funds

American Express Variable
 Portfolio Funds
200 AXP Financial Center
Minneapolis, MN  55474


                                                              PRSRT STD AUTO
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                                                                   PAID
                                                                AMERICAN
                                                                EXPRESS
S-6413 R (4/00)